PACIFIC SELECT FUND

SUPPLEMENT DATED FEBRUARY 3, 2006 TO THE PACIFIC SELECT FUND
PROSPECTUS DATED MAY 1, 2005, AS SUPPLEMENTED

This supplement changes the Pacific Select Fund (fund) prospectus, dated May 1, 2005. The changes within this supplement are effective February 3, 2006, unless another effective date is specified below. This supplement must be preceded or accompanied by the fund prospectus dated May 1, 2005, as supplemented. Remember to review the fund’s prospectus for other important information.

Effective May 1, 2006, the International Value Portfolio will have a new portfolio manager. Alliance Capital Management L.P. (AllianceBernstein) will become the portfolio manager of the International Value Portfolio. Certain investment policies and strategies of the International Value Portfolio will change at that time, as described below. In order to facilitate these changes, a portion of the portfolio’s securities holdings of the portfolio will be sold and new investments purchased in accordance with recommendations by the new manager. Pacific Life, the investment adviser to the fund, may begin this transitioning prior to May 1, 2006. Pacific Life and/or the portfolio may retain a transitioning agent in order to reduce the transaction costs associated with the purchase and sale of securities in connection with this transitioning. It is not expected that the transaction costs associated with the change in portfolio manager will be significant.

International Value Portfolio Policy Changes (effective May 1, 2006):

•	holdings will increase from a core group of 30-45 issuers to a more diversified number of 100-150 issuers.
•	may invest in warrants or rights to purchase equity securities without limit, although it is not expected to be a principal investment.

The investment policies and strategies of the International Value Portfolio (effective May 1, 2006) are described below:

Investment goal — seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S. Current income from dividends and interest will not be an important consideration.

Main investments — invests primarily in a diversified portfolio of relatively large non-U.S. equity companies that the manager believes to be undervalued. In selecting investments for the portfolio, the manager uses its fundamental research to identify companies whose long-term earnings power they believe is not reflected in the current market price of their securities. The market capitalizations of the portfolio holdings are generally those in the range of the companies represented in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index. As of December 31, 2005, the market capitalization range for the MSCI EAFE Index was between approximately $418 million and $222.5 million. The portfolio normally holds investments in a core group of 100-150 issuers.

The manager may use derivatives (such as options, futures contracts, forwards and swaps) for hedging purposes, as a substitute for securities, or to otherwise help achieve the portfolio’s investment goal. The manager may use foreign currency contracts such as forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

Risks — this portfolio may be affected by the following risks, among others:

•	price volatility
•	foreign investments
•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions in the prospectus for additional information.

Portfolio manager — AllianceBernstein (effective May 1, 2006)

The following individuals are jointly and primarily responsible for the day-to-day management of the portfolio.

Sharon E. Fay, CFA, is an executive vice president of AllianceBernstein, chief investment officer of global value equities and senior portfolio manager. Ms. Fay is responsible for all portfolio management and research activities relating to international cross border and non-U.S. value investment portfolios of AllianceBernstein since 2003. Since 1999, Ms. Fay has been chief investment officer of AllianceBernstein’s U.K. and European value equities. Ms. Fay joined AllianceBernstein in 1990 as a research analyst in investment management and was promoted to senior portfolio manager in 1995. Prior to 1990, Ms. Fay served as a director of research at Bernard L. Madoff. She has a BA from Brown University and an MBA from Harvard University.

Kevin F. Simms, CFA, has been a senior vice president of AllianceBernstein and co-chief investment officer of international value equities and director of research for international value and global value equities since 1998. Mr. Simms joined AllianceBernstein in 1992 as a research analyst and his industry coverage over the next six years included financial services, telecommunications and utilities. Before joining AllianceBernstein, Mr. Simms was a certified public accountant with PricewaterhouseCoopers LLP for three years. He has a BA and a BS from Georgetown University and an MBA from Harvard University.
Henry S. D’Auria, CFA, is a senior vice president of AllianceBernstein, director of research and chief investment officer of emerging markets value equities and co-chief investment officer of international value equities since 2003. From 2000 to 2002, he was director of research for AllianceBernstein’s emerging markets funds. From 1998 to 2002, he was director of research for AllianceBernstein’s global equities funds. Mr. D’Auria joined AllianceBernstein in 1991, where he was a research analyst until 1998. Before joining AllianceBernstein, Mr. D’Auria was a vice president and sell-side analyst at PaineWebber. He has a BA from Trinity College.
Giulio A. Martini, is a senior portfolio manager and senior vice president of AllianceBernstein. Mr. Martini was chief international economist from 1992 through 2003, at which time he assumed his current title. Prior to that, Mr. Martini served as a senior economist concentrating on U.S. research at AllianceBernstein from 1985 to 1992. Previously, Mr.  Martini conducted economic research and taught at the Institute of Employment Policy at Boston University for three years. He has a BA from the University of Colorado and an MA from Boston University.

Effective May 1, 2006, the ABOUT THE PORTFOLIO MANAGERS section of the prospectus is amended to add the following:

Alliance Capital Management L.P. – 1345 Avenue of the Americas, New York, NY 10105.

AllianceBernstein is a leading international investment adviser supervising client accounts with approximately $579 billion in assets under management as of December 31, 2005. As of December 31, 2005, AllianceBernstein managed retirement assets for many of the largest public and private employee benefit plans, public employee retirement funds, investment companies, and for foundations, endowments, banks and insurance companies. AllianceBernstein is a subsidiary of AXA Financial, Inc., which is a wholly-owned subsidiary of AXA, one of the largest global financial services organizations.

AllianceBernstein manages the International Value Portfolio.

OTHER CHANGES TO PACIFIC SELECT FUND:

The ABOUT THE PORTFOLIOS—SHORT DURATION BOND PORTFOLIO section is amended to add the following to the second paragraph under the main investments section:

This portfolio may invest up to 25% of its assets in corporate bonds, including credit default swaps.